File No. 333-18639
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                    June 1, 2009

                          Pioneer Small Cap Value Fund
                         Supplement to the April 1, 2009
                 Class A, Class B and Class C Shares Prospectus
                            Class R Shares Prospectus
                            Class Y Shares Prospectus


The reorganization of Pioneer Small Cap Value Fund into Pioneer Growth Opportunities Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about August 28, 2009.

Effective June 15, 2009, Pioneer Small Cap Value Fund will not accept purchase requests to establish new accounts in the fund. In addition, it is expected that Pioneer Small Cap Value Fund will stop accepting requests to purchase additional shares one business day prior to the reorganization.

Additional information regarding the reorganization, including a prospectus for Pioneer Growth Opportunities Fund, will be mailed to shareholders of Pioneer Small Cap Value Fund prior to the reorganization.




                                                                   23201-00-0609
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC